CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nikola Corporation (the “Company”) on Form 10-K for the annual period ended December 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Michael Lohscheller, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 23, 2023	/s/ Michael Lohscheller
Michael Lohscheller
President and Chief Executive Officer
(Principal Executive Officer)